UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2003



                         Environmental Power Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                     0-15472                 04-2782065
----------------------------      ------------               ----------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)


           One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99 Press Release of Environmental Power Corporation ("POWR") dated March 6,
2003.

Item 9.  Regulation FD Disclosure

The Press Release attached as Exhibit 99 hereto is furnished pursuant to Regulation FD. It is not filed.

Cautionary Statement


The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning the execution of a Letter of Intent with Dairyland for a strategic alliance to enable the deployment of animal waste to energy systems producing up to 25 MW of distributed electricity; enabling numerous farms to lessen their impact on the environment; respond to EPA regulations; profit from the production of renewable energy; Dairyland enjoying many years of reasonably priced renewable electricity and fulfilling its commitment to preserving and protecting the quality of the environment; beliefs as to the proposed strategic alliance with Dairyland serving as a model for other regions in America and target market estimates and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to the non-binding nature of the Letter of Intent,where the environment, the farmers and electric consumers can gain solid benefits; the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Quarterly Report on Form 10-Q for the period ended September 30, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ENVIRONMENTAL POWER CORPORATION


March 6, 2003                                   By:
                                                --------------------------------
                                                / /R. Jeffrey Macartney
                                                Treasurer and
                                                Chief Financial Officer
                                                (principal accounting officer
                                                and authorized officer)



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